EXECUTION COPY

                       AMENDMENT AND WAIVER NO. 4 TO THE
                                 LOAN DOCUMENTS

                                                  Dated as of September 29, 2000


     AMENDMENT AND WAIVER NO. 4 (this "Amendment and Waiver") TO THE CREDIT AGREEMENT dated as of August 12, 1999, as amended by Amendment No. 1 thereto dated as of September 30, 1999, Amendment and Waiver No. 2 thereto dated as of December 29, 1999 and Amendment No. 3 thereto dated as of February 11, 2000 (such Credit Agreement as so amended, the "Credit Agreement") among ICG Equipment, Inc., a Colorado corporation ("ICG Equipment"), ICG NetAhead, Inc., a Delaware corporation ("ICG NetAhead" and, together with ICG Equipment, the "Borrowers"), ICG Services, Inc., a Delaware corporation, as Parent, certain Initial Lender Parties party thereto, Morgan Stanley Senior Funding, Inc., as Sole Book-Runner and Lead Arranger, Royal Bank of Canada, as Collateral Agent and as Administrative Agent for such Lender Parties, Bank of America, N.A., as Documentation Agent and Barclays Bank Plc, as Co-Documentation Agent. Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS:

     The Borrowers and the Parent have requested that the Lenders amend and waive certain provisions of the Credit Agreement and the Lenders have agreed to amend and waive the Credit Agreement on the terms and subject to the conditions set forth herein. The Borrowers and the Parent hereby acknowledge that except for the granting of the waiver of certain provisions of the Credit Agreement as set forth herein, the Defaults and Events of Default being waived herein would occur and be in existence as of September 30, 2000.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, upon the Effective Date (as hereinafter defined), hereby amended as follows:

     (a) Section 1.01 of the Credit Agreement is amended to add the following new definition:

          " "Amendment and Waiver No. 4" means the Amendment and Waiver No. 4 to this Agreement dated as of September 29, 2000."

     (b) Section 1.01 of the Credit Agreement is further amended by amending and restating the following definition in its entirety to read as follows:

          " "Applicable Margin" means, at any time, from and after the Effective Date, (i) with respect to Base Rate Advances, 3.875% per annum with respect to Tranche A Term Advances and 4.250% per annum with respect to Tranche B Term Advances and, (ii) with respect to Eurodollar Rate Advances, 4.250% per annum with respect to Tranche A Term Advances.

     For the avoidance of doubt, the amendment to the definition of "Applicable Margin", is effective as of the Effective Date including, without limitation, with respect to all existing Advances. In addition, notwithstanding anything to the contrary contained in the Credit Agreement, from and after the Effective Date, (i) all Eurodollar Rate Advances shall on the last day of an Interest Period convert into Base Rate Advances and (ii) Base Rate Advances may not be converted in Eurodollar Rate Advances.

     (c)  Section 1.01 of the Credit Agreement is further amended as follows:

          (i) The definition of "Material Adverse Change" shall be amended by adding after the words "material adverse change" the words "occurring on or after September 30, 2000".

          (ii) The definition of "Material  Adverse  Effect" shall be amended by
     (i) adding after the words "material adverse effect" the words "occurring on or after September 30, 2000" and (ii) adding at the end the following:
     "or (d) any of the Collateral" and replacing the word "or" with a comma.

     (d) Section 2.06(c) of the Credit Agreement is hereby amended by adding at the end of the third sentence after the words "Prepayment Date" the following:
"provided that, with respect to any notice of optional prepayment in the amount of $89,700,000 delivered on or before September 29, 2000, any Tranche B Term Lender shall be required to make such election in writing to the Administrative Agent by September 29, 2000 at 3:00 p.m. (E.S.T.)."

     (e) Section 5.01 of the Credit Agreement is hereby amended by adding an additional subclause (q) thereto as follows:

          "(q) Additional Information. Promptly provide such information to the Administrative Agent as it or its agents (including, without limitation, PricewaterhouseCoopers LLP) shall reasonably request from time to time."

     (f) Section 5.03(a)(ii) of the Credit Agreement is hereby amended by adding at the end thereof the following: "(except as otherwise permitted under Section 2.06(c) hereof)".

     (g) Section 6.01 of the Credit Agreement is hereby amended by adding an additional subclause (s) thereto as follows:

          "(s) Any breach or violation of any term of Amendment and Waiver No. 4 if such breach or violation remains unremedied for 3 Business Days after the date on which written notice thereof shall have been given to the Borrowers by any Agent or any Lender Party."

     SECTION 2. Waiver to Credit Agreement. (a) For the purposes of this Section, "Waiver Termination Date" means 5:00 p.m. (E.S.T.) on November 30, 2000.

     (b) Subject to the occurrence of the Effective Date:

          (i) each Lender agrees to waive any and all of the Defaults or Events of Default that have occurred and are continuing on or prior to September 30, 2000 under Section 6.01(b) of the Credit Agreement through and until the Waiver Termination Date, to the extent that any representation or warranty contained in any Transaction Document proves to have been incorrect in any material respect at the time made or confirmed as a result of the occurrence of any facts, circumstances, events or conditions described in this Amendment and Waiver or on Schedule I attached hereto;

          (ii) each Lender agrees to waive any and all of the Defaults or Events of Default that have occurred and are continuing on or prior to September 30, 2000 under Section 6.01(c) of the Credit Agreement through and until the Waiver Termination Date, as a result of the failure of any Loan Party to comply with the requirements of any of the following Sections of the Credit Agreement:

               (A) Section 5.01(o) of the Credit Agreement, solely in connection with the failure by any Loan Party to perform and observe any provision of the Material Contracts with Microsoft or Netzero or to enforce any such Material Contract in accordance with its terms;

               (B) Section 5.02(a) of the Credit Agreement, solely to the extent that materialmans', mechanics', landlords', or similar liens exist as of September 28, 2000 as the result of the deferral of payments of accounts payable. To the knowledge of the Loan Parties, Schedule II attached hereto contains a schedule of such materialmans', mechanics', or landlords' liens which the Loan Parties are aware exist as of September 28, 2000;

               (C) Section 5.03(a)(i) of the Credit Agreement for the period ended September 30, 2000, solely to the extent resulting from the failure of the Borrowers to notify the Administrative Agent of any or all Defaults, Events of Default or any other events, developments or occurrences which are reasonably likely to have a Material Adverse Effect, in each case, resulting from the facts, circumstances, events or conditions described in this Amendment and Waiver or in any Schedule attached hereto; and

               (D) Sections 5.04(a), (b), (c), (d), (e) and (f) of the Credit Agreement solely for the fiscal quarter ended September 30, 2000;

          (iii) Each Lender agrees to waive any and all Defaults and Events of Default that occur and are continuing on or after September 30, 2000 under
     Section 6.01(c) of the Credit Agreement through and until the Waiver Termination Date, as a result of the failure of any Loan Party to comply with the requirements of the following sections of the Credit Agreement:

               (A) Section 5.01(o) of the Credit Agreement, solely in connection with the failure by any Loan Party to perform and observe any provision of the Material Contracts or to enforce any such Material Contract in accordance with its terms; and

               (B) Section 5.02(a) of the Credit Agreement, solely to extent that materialmans', mechanics', landlords' or similar involuntary liens arise as the result of the deferral of payments of accounts payable;

provided, that if any such event described in (A) or (B) above shall be determined by the Administrative Agent, in its sole discretion, to have a Material Adverse Effect or to result in a Material Adverse Change, then such event shall constitute a Default or Event of Default, as the case may be.

          (iv) Each Lender agrees to waive any and all Defaults and Events of Default that occur and are continuing on or after September 30, 2000 under
     Section 6.01(d) of the Credit Agreement through and until the Waiver Termination Date, as a result of the failure of any Loan Party to comply with the requirements of the following sections of the Credit Agreement:

               (A) Section 5.01(b) of the Credit Agreement; and

               (B) Section 5.01(m) of the Credit Agreement, solely to the extent relating to the failure of any Loan Party or any of its Subsidiaries to make all payments and otherwise perform all obligations in respect of all leases of real property to which such Loan Party or any of its Subsidiaries is a party;

provided, that if any such event described in (A) or (B) above shall be determined by the Administrative Agent, in its sole discretion, to have a Material Adverse Effect or to result in a Material Adverse Change, then such event shall constitute a Default or Event of Default, as the case may be.

          (v) each Lender agrees to waive any and all of the Defaults or Events of Default that have occurred or are continuing on or prior to September 30, 2000 under Section 6.01(d) through and until the Waiver Termination Date, as a result of any Loan Party's failure to comply with any term, covenant or agreement contained in any of the following Sections of the Credit Agreement:

               (A) Section 5.01(m) of the Credit Agreement, solely to the extent resulting from the failure to make payments in respect of leases of real property; and

               (B) Section 5.03(h) of the Credit Agreement solely to the extent relating to the failure of the Loan Parties to promptly deliver notices received under its Material Contracts with Microsoft and Netzero on or before September 30, 2000;

          (vi) each Lender agrees to waive any and all of the Defaults or Events of Default that have occurred or are continuing on or prior to September 30, 2000 under Section 6.01(e) through and until the Waiver Termination Date, as a result of the failure of any Loan Party to make payments due in respect of Capitalized Leases or the failure of ICG Services, Inc. or ICG 161, L.P. to make payments due under the Loan Agreement between ICG 161, L.P. and Trinet Realty Capital, Inc. or the related guarantee;

          (vii) each Lender agrees to waive any Events of Default that may occur and be continuing on or after September 30, 2000 under Section 6.01(e) through and until the Waiver Termination Date, as a result of the failure of any Loan Party to make payments due in respect of Capitalized Leases or the failure of ICG Services, Inc. or ICG 161, L.P. to make payments due under the Loan Agreement between ICG 161, L.P. and Trinet Realty Capital, Inc. or the related guarantee, provided, that to the extent that any such failure shall be determined by the Administrative Agent, in its sole discretion, to have a Material Adverse Effect or to result in a Material Adverse Change, then such failure shall constitute an Event of Default.

          (viii) each Lender agrees to waive any Event of Default that may occur and be continuing on or after September 30, 2000, solely under the clause in Section 6.01(f) that states "any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due," through and until the Waiver Termination Date; provided, that to the extent that any such event shall be determined by the Administrative Agent, in its sole discretion, to have a Material Adverse Effect or to result in a Material Adverse Change, then such failure shall constitute an Event of Default.

          (ix) each Lender agrees to waive the Default or Event of Default that has occurred or is continuing under Section 6.01(p) solely for the fiscal quarter ending September 30, 2000 through and until the Waiver Termination Date, as a result of the failure of ICG to comply with the financial covenants set forth therein;

     (c) On the Waiver Termination Date, such waivers of the Defaults and Events of Default in paragraph (b) above shall expire and without any further action by the Administrative Agent and the Lenders, such Defaults and Events of Default shall be in existence and shall have the same force and effect as if this Amendment and Waiver had not been entered into by the parties hereto, and the Administrative Agent and the Lenders shall have all of the rights and remedies afforded to them under the Transaction Documents with respect to such Defaults and Event of Default as though no waiver had been granted by them hereunder.

     SECTION 3. Optional Termination of the Commitments. Pursuant to, and in accordance with, Section 2.05(a) of the Credit Agreement, the Borrowers hereby irrevocably terminate in whole the Unused Working Capital Commitments and the Lenders hereby waive in connection therewith the notice requirement of five Business Days for such termination set forth in Section 2.05(a) of the Credit Agreement.

     SECTION 4. Investment Accounts. Subject to the occurrence of the Effective Date (and after ICG Equipment shall have irrevocably directed Morgan Stanley Dean Witter Investment Management, Inc. ("MSDWIM") with respect to account no. 30-81631-1 (the "MSDWIM Account") in writing, with the consent of the Collateral Agent, that not less than $89,700,000 (eighty-nine million seven hundred thousand dollars) shall have been delivered to the Administrative Agent pursuant to Section 5(a) hereof and after giving effect to the delivery of such funds to the Administrative Agent), the Lenders hereby agree that the Collateral Agent will withdraw the notices each dated September 21, 2000 delivered to each of MSDWIM with respect to the MSDWIM Account and Janus Funds Money Market ("Janus") with respect to account no. 881234926 (the "Janus Account") and state that such notices shall no longer be in effect; provided, that nothing contained herein shall constitute a release of the security interest and Lien in favor of the Collateral Agent with respect to such accounts and all property maintained therein. The Collateral Agent hereby further agrees that until the earlier of
(a) the occurrence of an Event of Default under Sections 6.01(a), 6.01(f) (other than an Event of Default waived in Section 2(b)(viii) hereof) or 6.01(s) of the Credit Agreement and (b) the Waiver Termination Date, the Collateral Agent shall not deliver to either MSDWIM or Janus any notice directing either MSDWIM or Janus (i) to act only on the directions of the Collateral Agent with respect to the MSDWIM Account or the Janus Account respectively or (ii) not to deliver, permit the use of or release the property in either the MSDWIM Account or the Janus Account, and the Blocked Account Letters each dated September 21, 2000 from RBC Dominion Securities to each of MSDWIM and Janus shall be deemed amended hereby to such extent.

     SECTION 5. Conditions of Effectiveness. This Amendment and Waiver shall become effective as of the date first above written on the Business Day when, and only when, the following conditions shall have been satisfied (such date being for the purposes hereof, the "Effective Date"):

          (a) (i) Pursuant to, and in accordance with, Sections 2.06(a) and 2.06(c) of the Credit Agreement, the Borrowers shall have, joint and severally, optionally prepaid $89,700,000 (eighty-nine million seven hundred thousand dollars) of the outstanding aggregate principal amount of the Term Advances, together with accrued interest to the date of such prepayment on such aggregate principal prepaid, such prepayment to be applied ratably to the Term Facilities and to the installments thereof pro rata, and (ii) pursuant to, and in accordance with, Section 2.05(b), the Term Facility is automatically and permanently reduced on the date the prepayment referred to in this Section 3(a)(i) in an amount equal to $89,700,000 and the Administrative Agent shall have acknowledged in writing to the Borrowers its receipt of freely available funds in such amount.

          (b) The Administrative Agent shall have received the following:

               (i) counterparts of this Amendment and Waiver executed by the Borrowers, the Parent, and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and Waiver; and

               (ii) a favorable opinion of counsel for the Borrowers and the Parent, in form and substance satisfactory to the Administrative Agent.

          (c) All principal and interest payments maturing on or before September 30, 2000 shall have been paid in full.

          (d) All of the accrued and unpaid fees and expenses of the Agents and the Lender Parties (including, without limitation, the accrued fees and expenses of counsel to the Administrative Agent, the fees, expenses and retainers referred in Sections 10 and 11 of this Amendment and Waiver and all other fees payable in connection with this Amendment and Waiver) shall have been paid in full.

     SECTION 6. Representations and Warranties of the Parent and the Borrowers. The Parent and each Borrower represent and warrant as follows:

          (a) Each Loan Party and each of its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance by each Loan Party of this Amendment and Waiver and the Transaction Documents as amended hereby, to which it is or is to be a party, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties in such a manner as would be reasonably likely to have a Material Adverse Effect or (iv) except for the Liens created under the Transaction Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could be reasonably likely to have a Material Adverse Effect.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by any Loan Party of this Amendment and Waiver or any of the Transaction Documents, as amended hereby, to which it is or is to be a party.

          (d) This Amendment and Waiver has been duly executed and delivered by the Parent and the Borrowers. This Amendment and Waiver and each of the other Transaction Documents, as amended hereby, to which any Loan Party is a party are legal, valid and binding obligations of each Loan Party thereto, enforceable against such Loan Party in accordance with their respective terms.

          (e) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) except as set forth in Schedule I, could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment and Waiver or any of the other Transaction Documents as amended hereby.

          (f) All filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral created under the Collateral Documents have been duly made or taken and are in full force and effect, and the Collateral Documents create in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Loan Documents (except as disclosed in Schedule II hereto).

          (g) Except with respect to the representations and warranties in respect of which there shall be a breach which is waived in this Amendment and Waiver, the representations and warranties set forth in each of the Transaction Documents are correct in all material respects on and as of this date, before and after giving effect to this Amendment and Waiver, as though made on and as of such date.

          (h) Except with respect to the Defaults and Events of Default that are expressly waived in this Amendment and Waiver, no event has occurred and is continuing that constitutes a Default.

     SECTION 7. Waiver and Release. The Borrowers and the Parent hereby waive and agree not to assert any claims or causes of action against the Administrative Agent, the Collateral Agent, the Administration Agent, the Co-Documentation Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, whether known or unknown, matured or contingent, including, without limitation, for special, indirect, consequential or punitive damages, arising out of or otherwise relating to, or in connection with, this Amendment and Waiver, the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Transaction Documents or any of the transactions entered into in connection therewith.

     SECTION 8. Reference to and Effect on the Credit Agreement, the Security Agreement, the Notes and the Transaction Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the, Notes and each of the other Transaction Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and Waiver.

          (b) On and after the effectiveness of this Amendment and Waiver, each reference in the Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Security Agreement, and each reference in the Credit Agreement, Notes and each of the other Transaction Documents to "the Security Agreement", "thereunder", "thereof" or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Amendment and Waiver.

          (c) The Credit Agreement, the Security Agreement, the Notes and each of the other Transaction Documents, as specifically amended by this Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Transaction Documents, in each case as amended by this Amendment and Waiver .

          (d) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents. Except as expressly provided in Sections 2(b)(iii), 2(b)(iv), 2(b)(vii) and 2(b)(viii), nothing contained in this Amendment and Waiver shall waive any Default or Event of Default that would exist or be continuing based upon the occurrence of any fact, circumstances event or condition arising or existing after September 30, 2000.

     SECTION 9. Consent of the Parent. The Parent, as guarantor under the Parent Guaranty, hereby consents to this Amendment and Waiver and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment and Waiver, the Parent Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed on the Effective Date in all respects, except that, on and after the Effective Date, (i) each reference in the Parent Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment and Waiver, and (ii) each reference in the Parent Guaranty to the "Security
Agreement", "thereunder", thereof or words of like import shall mean and be a reference to the Security Agreement as amended by this Amendment and Waiver.

     SECTION 10. Costs and Expenses. The Borrowers agree to pay, jointly and severally, on written demand all reasonable costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Waiver and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of, and a retainer of $100,000 to, each of counsel and financial advisors for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement and hereby further agree and covenant, without limiting any other rights of the Administrative Agent, Collateral Agent or the Lenders under the Transaction Documents, to pay, jointly and severally, on written demand all fees and expenses incurred or to be incurred thereby in connection with matters relating to any due diligence performed in connection with this Amendment and Waiver (whether performed prior to or after the Effective Date), the monitoring of the financial condition and prospects of the Loan Parties, the review of any documentation relating to the Loan Parties and any other actions which the Administrative Agent determines, in its judgment, to be necessary in connection with matters relating to the Loan Parties.

     SECTION 11. Amendment and Waiver Fee. The Borrowers agree to pay, jointly and severally, to the Lenders on or before the Effective Date, an amendment and waiver fee equal to 0.25% of the sum of (a) the aggregate Tranche A Term Commitments after giving effect to the prepayment referred to in Section 5(a)(i) above and (b) the aggregate Tranche B Term Commitments after giving effect to the prepayment referred to in Section 5(a)(i) above, payable to the Administrative Agent for the account of the Lenders, ratably in accordance with their respective interests in such Tranche A Term Commitments and Tranche B Term Commitments.

     SECTION 12. Execution in Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

     SECTION 13. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York. In the event of any conflict or inconsistency between the terms of this Amendment and Waiver and the Credit Agreement, the terms and provisions of this Amendment and Waiver shall govern.

     SECTION 14. Waiver of Jury Trial. Each of the Borrowers, the Parent, the Administrative Agent and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment and Waiver or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                   ICG EQUIPMENT, INC., as Borrower


                   By   /s/ Don Teague
                      --------------------------------------------------
                        Title:  Executive Vice President


                   ICG NETAHEAD, INC., as Borrower


                   By   /s/ Don Teague
                      --------------------------------------------------
                        Title:  Executive Vice President


                   ICG SERVICES, INC., as Parent Guarantor


                   By   /s/ Don Teague
                      --------------------------------------------------
                        Title:  Executive Vice President

Signature pages of lenders omitted.

                                   Schedule I
                                 Material Events



The facts, circumstances, events and conditions described in any Form 8K filed by any Loan Party with the SEC subsequent to August 1, 2000.

The following lawsuits have been filed against ICG and its subsidiaries:

On September 22, 2000, ICG received notice of a lawsuit filed by certain shareholders against ICG. Subsequent to that time, ICG has received notice of six additional lawsuits filed by shareholders.

Microsoft and Netzero have alleged defaults under Material Contracts.

The Loan Parties have not made all payments due with respect to its leases of real property.

                                   Schedule II
                                 Mechanic Liens


                                              General Contractor     Lien Claimant
Market/Site    Lien Claimant     Lease Cure    Counsel/Contact     Counsel/Contact   Landlord Contact       Status/Notes
               Information       Exp. Date       Information         Information        Information
=================================================================================================================================
Orlando        Pennington &       09/28/2000 M. A. Mortenson       Allen Frank, VP     Castle & Cooke     T/c with R. Toppe
               Associates                    Company                                                      9/28/00.  Advised that
               (Subcontractor)                                                                            ICG curent on payment of
                                                                                                          invoices to Mortenson.
Orange County, Claim of Lien Filed           Attn: Andrew Shetter  Pennington &        Attn: Richard S.   Final invoice being
FL             9/18/00                                             Associates, Inc.    Toppe, VP          processed for $146,000+
                                                                   6956 Stapoint Ct.,                     SubK's are filing liens
               Amount:  $63,283.00           700 Meadow Lane North                     4601 Six Forks     for retainage (&
                                                                   Ste. J              Rd., Ste. 503      possibly work completed
                                                                                                          that's in queue for
                                             Minneapolis, MN       Winter Park, FL     Raleigh, NC 27609  payment).  LL wanted to
                                             55422                 32792                                  know if lie
                                                                                      (919) 782-9151 -
                                                                                      Phone
                                                                                      (919) 787-7529 -
                                                                                      Fax
---------------------------------------------------------------------------------------------------------------------------------
Orlando        Quality Fabrication &  10/02/00   M. A. Mortenson      Quality Fabrication Castle & Cooke
               Supply                            Company              & Supply
Orange County, Claim of Lien Filed               Attn: Andrew Shetter Attn:  P. E.        Attn: Richard S.
FL             9/20/00                                                Streetman           Toppe, VP
               Amount:  $4,747.43                700 Meadow Lane North380 South Cr 427    4601 Six Forks
                                                                                          Rd., Ste. 503
                                                 Minneapolis, MN      Longwood, FL  32750 Raleigh, NC 27609
                                                 55422
                                                                                          (919) 782-9151 -
                                                                                          Phone
                                                                      Orlando Fire        (919) 787-7529 -
                                                                      Protection          Fax
                                                                      280 Lake Shore Dr.
                                                                      Lake Mary, FL  33746
---------------------------------------------------------------------------------------------------------------------------------
Oakland        J. Gibbs Sons, Inc.                                    Robert G. Witser
Alameda        Claim of Lien Filed                                    Law Offices of
County, CA     6/16/00                                                Robt. G. Witser
               Amount:  $738,249.00                                   P. O. Box 13221
                                                                      Oakland, CA
                                                                      94661-0221
---------------------------------------------------------------------------------------------------------------------------------
                                                                      (510) 339-1599 -
                                                                      Phone
                                                                      (510) 339-1070 - Fax
Denver         Fentress Bradburn         N/A     Bovis Lend Lease,    David P. Hutchinson   N/A
               Architects Ltd.                   Inc.
Arapahoe       Notice of Intent to                                    Otten, Johnson,
County, CO     File Statement of                                      Robinson, Neff &
               Lien dtd 9/25/00                                       Ragonetti, P.C.
               Amount:  $37,257.49                                    950 - 17th St.,
                                                                      Ste. 1600
                                                                      Denver, CO  80202
---------------------------------------------------------------------------------------------------------------------------------
Denver         Bovis Lend Lease, Inc.    N/A     Same as Claimant     Mark A. Rosen         N/A
Arapahoe       Notice of Intent to                                    McElroy, Deutsch &
County, CO     File Statement of                                      Mulvaney
               Lien dtd 9/22/00
               Amount:  $2,142,184.00                                 1300 Mount Kemble
                                                                      Ave.
                                                                      Morristown, NJ
                                                                      07962
---------------------------------------------------------------------------------------------------------------------------------
Fresno         Howe Electric, Inc.                                    Michael A. Peters
Fresno County, Complaint Filed                                        Case & Baker, LLP
CA             8/28/00
               Amount:  $111,356.03                                   575 Anton Blvd.,
               (Rec'd check for                                       Ste.1000
               $61,277.94
                will revise                                           Costa Mesa, CA 92626
               complaint to
               $50,357.82)
---------------------------------------------------------------------------------------------------------------------------------
Denver         City and County of        N/A                          Dept. of Revenue,     N/A
               Denver                                                 Treasury Div.
City/County of Notice of City Use                                     Annex III
Denver, CO     Tax Lien dtd 9/20/00
               Amount:  $542,340.76                                   144 W. Colfax Ave.
                                                                      Denver, CO  80202
---------------------------------------------------------------------------------------------------------------------------------
Seattle        Parrott Mechanical,    09/20/00   M. A. Mortenson      Thomas A. DeBoer                     Voice Mail 9/26/00 - T
(Tukwila, WA)  Inc.                              Company                                                   DeBoer advised check
                                                                                                           rec'd 9/25/00.  Will
                                                                                                           wait a couple days for
                                                                                                           check to clear.
                                                                                                           Anticipate lien releas
                                                                                                           filed with County yet
                                                                                                           this week (week of
                                                                                                           9/25/00).  Called back
                                                                                                           and left message
                                                                                                           requesting that releas
                                                                                                           be faxed to ICG Legal
Spokane        Claim of Lien Filed                                    Paine, Hamblen,     Sabey Corporation
County, WA     7/11/00                                                Coffin, Brooke &
                                                                      Miller LLP
               Amount:  $74,623.00                                    717 West Sprague    Attn:  James
                                                                      Ave., Ste 1200      Harmon, CFO
                                                                      Spokane, WA         12201 Tukwila
                                                                      99201-3505          Int'l Blvd., 4th
                                                                                          Floor
                                                                      (509) 455-6000      Seattle, WA
                                                                                          98168-5121
                                                                                          (206) 281-8700 -
                                                                                          Phone
                                                                                          (206) 282-9951 -
                                                                                          Fax
---------------------------------------------------------------------------------------------------------------------------------
Buffalo        Grimm Construction                Teng Construction
               Corp.
               File Date:
               Amount:  $282,706.00
---------------------------------------------------------------------------------------------------------------------------------

Denver         Fentress Bradburn         N/A     Bovis Lend Lease     David P. Hutchison    N/A
               Architects Ltd.
City/Co of     Notice of Intent to                                    Otten, Johnson,
Denver, CO     File Lien Stmt Dtd                                     Robinson, Neff &
               9/25/00                                                Ragonetti, P.C.
               Amount:  $249,366.14                                   950 - 17th St.,
               (re. South Lot)                                        Ste. 1600
                                                                      Denver, CO  80202
Denver         MacGregor Wathen          N/A     Bovis Lend Lease     Lawrence M.
               Construction Company                                   Kersting, Pres.
City/Co of     Statement of Lien                                      MacGregor Wathen
Denver, CO     dated 9/22/00
               Amount:  $1,180,892.16
---------------------------------------------------------------------------------------------------------------------------------
Phoenix        Sterling Network       09/28/2    N/A                  Cushman & Wakefield Sterling Network
               Exchange, LLC                                          of Arizona          Exchange, LLC
Maricopa Cty,  Default notice under                                   1850 N. Central     c/o Cushman &
AZ             lease dtd 9/19/00                                      Ave., Ste. 300      Wakefield of AZ
               Amount:  $1,523.94                                     Phoenix, AZ         1850 N. Central
               (Operating Exp)                                        85004-4590          Ave., Ste. 300
                                                                      Attn: Lisa          Phoenix, AZ
                                                                      Harryman, PM        85004
                                                                      (602) 253-7900 -
                                                                      Phone
                                                                      (602) 253-0528 - Fax

---------------------------------------------------------------------------------------------------------------------------------
Phoenix        Sterling Network                  N/A (Mortensen)      Cushman & Wakefield Sterling Network
               Exchange, LLC                                          of AZ               Exchange, LLC
Maricopa Cty,  Invoice for LL                                         1850 N. Central     c/o Cushman &
AZ             performed work > LL                                    Ave., Ste. 300      Wakefield of AZ
               Work dtd 9/22/00
               Amount:  $137,565.67                                   Phoenix, AZ         1850 N. Central
                                                                      85004-4590          Ave., Ste. 300
                                                                      Attn: Lisa          Phoenix, AZ
                                                                      Harryman, PM        85004
                                                                      (602) 253-7900 -
                                                                      Phone
                                                                      (602) 253-0528 - Fax
